Imperial Financial Services Fund
--------------------------------------------------------------------------------

                                  Annual Report
                                February 28, 2001
















     This report and the financial statements contained herein are submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Imperial Financial Services Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                        Imperial Financial Services Fund





April 11, 2001



Dear Fellow Imperial Financial Services Fund Shareholders:

For the three month period ended February 28, 2001, your fund's net asset value increased by 3.31%(1). Considering the performance of the overall stock market, financial stocks held up relatively well during this time period.

Going forward, we remain optimistic about the financial sector for a few reasons: First, market depreciation has created more value among certain financial stocks. We can now purchase high quality companies at prices substantially below prices of just a few months ago. Second, during times of decreasing interest rates, financial stocks have historically performed well during the following twelve-month period. Although the past is no guarantee of what will occur in the future, we remain confident that lower rates could help the financial sector. Finally, as portfolio managers put new money to work, they may be more selective about the companies they invest in because of the negative sentiment towards technology related securities.

In closing, recent market volatility has caused many investors to experience two investment related illnesses, nausea and statement shock. Although you may have experienced one or both of these symptoms, we are optimistic about the future and are using these uncertain times to add to our core holdings at lower prices. As we have stated in previous letters, investors who are patient should be, over time, rewarded for their patience. We would like to thank you for your continued patience and support.

Sincerely,



David W. Allaire                                        Michael Laliberte'
CO-Portfolio Manager                                    CO-Portfolio Manager


--------
(1) Please see page entitled "Comparison of Changes in Value of $10,000 Since Inception" for a complete discussion of performance.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Imperial Financial Services Fund (a series of Questar Funds, Inc.)

We have audited the accompanying statement of assets and liabilities of the Imperial Financial Services Fund, including the schedule of portfolio investments as of February 28, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Imperial Financial Services Fund as of February 28, 2001, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
March 22, 2001

           COMPARISON OF CHANGES IN VALUE OF $10,000 SINCE INCEPTION

                        IMPERIAL FINANCIAL SERVICES FUND
                          Average Annual Total Return
               After sales charge at the beginning of each period
                                 1 year: 5.38%
                            Since Inception: (5.58)%



Imperial Financial Services                  S & P Bank Index


BEGINNING INVESTMENT= $10,000.00             BEGINNING INVESTMENT= $10,000.00
BEGINNING PRICE=          $10.00             BEGINNING PRICE=          661.83
OFFER PRICE=              $10.50
BEGINNING SHARES=        952.500             BEGINNING SHARES=         15.110






   MONTH         ENDING $          MONTH           ENDING $
                  AMOUNT                           AMOUNT

  2/28/99       $9,525.00        2/28/99        $10,000.00
  5/31/99       $9,753.60        5/31/99        $10,172.82
  8/31/99       $8,362.95        8/31/99         $9,528.22
 11/30/99       $8,924.93       11/30/99         $9,615.06
  2/29/00       $8,058.15        2/29/00         $7,534.57
  5/31/00       $8,839.20        5/31/00         $9,371.02
  8/31/00      $10,572.75        8/31/00         $9,627.96
 11/30/00       $8,629.65       11/30/00         $9,223.64
  2/28/01       $8,915.40        2/28/01        $10,291.60





                        IMPERIAL FINANCIAL SERVICES FUND
                             Schedule of Investments
                               February 28, 2001

                                                                         Market
   Shares                                                                 Value
   ------                                                                 -----

               COMMON STOCKS - 97.67%

               BROKERAGE FIRMS - 24.77%
  1,500        A.G. Edwards, Inc. ................................       $58,305
  1,000        Bear Stearns Companies, Inc. ......................        52,180
    500        Goldman Sachs Group ...............................        45,875
    300        Legg Mason, Inc. ..................................        14,352
  1,200        Lehman Brothers Holdings, Inc. ....................        82,380
  1,200        Merrill Lynch & Co., Inc. .........................        71,880
  1,200        Morgan Stanley Dean Witter ........................        78,156
                                                                        --------
                                                                         403,128
                                                                        --------
               BUSINESS SERVICES - 4.23%
    800        Paychex, Inc. .....................................        31,950
    400        Reuters Group PLC Sponsored ADR ...................        36,900
                                                                        --------
                                                                          68,850
                                                                        --------
               COMMERCIAL BANKS - 5.61%
  4,000        Boston Private Financial Holdings, Inc. ...........        67,750
    300        Investors Financial Services Corp. ................        23,606
                                                                        --------
                                                                          91,356
                                                                        --------
               COMPUTER SOFTWARE - 1.09%
    300+       Microsoft Corp. ...................................        17,700
                                                                        --------

               ELECTRIC UTILITIES - 4.10%
  1,500+       Calpine Corp. .....................................        66,735
                                                                        --------

               FINANCIAL SERVICES - 13.76%
    300        American Express Company ..........................        13,164
    300+       BISYS Group, Inc. .................................        16,238
  1,000+       Compucredit Corp. .................................         8,875
  1,200+       Concord EFS, Inc. .................................        55,500
    735+       E*Trade Group, Inc. ...............................         6,622
    300        Freddie Mac .......................................        19,755
  2,500        Metris Companies, Inc. ............................        54,900
  1,000+       Silicon Valley Bancshares .........................        27,937
  1,000        Southwest Securities Group ........................        20,900
                                                                        --------
                                                                         223,891
                                                                        --------
               INSURANCE - 5.18%
    500        Allmerica Financial Corp. .........................        26,575
    300        Hartford Financial Services Group, Inc. ...........        19,155
    500        John Hancock Financial Services, Inc. .............        17,200
    200        Marsh & McLennan Companies, Inc. ..................        21,400
                                                                        --------
                                                                          84,330
                                                                        --------


                       See Notes to Financial Statements


                        IMPERIAL FINANCIAL SERVICES FUND
                             Schedule of Investments
                                February 28, 2001
                                   (CONTINUED)
                                                                         Market
   Shares                                                                 Value
   ------                                                                 -----
               INVESTMENT SERVICES - 7.41%
  3,500+       Knight Trading Group, Inc. ........................       $56,875
  2,000        Stilwell Financial, Inc. ..........................        63,800
                                                                        --------
                                                                         120,675
                                                                        --------
               MONEY CENTER BANKS - 3.63%
  1,200        Citigroup, Inc. ...................................        59,016
                                                                        --------

               REGIONAL BANKS - 19.45%
  1,600        Fleet Boston Financial Corp. ......................        66,000
  2,200        MBNA Corp. ........................................        72,336
  1,400        Providian Finanical Corp. .........................        70,014
    500        State Street Corp. ................................        50,225
  2,500+       US Bancorp ........................................        58,000
                                                                        --------
                                                                         316,575
                                                                        --------
               SAVINGS & LOAN BANKS - 8.44%
  1,200        Capital One Financial Corp. .......................        66,300
  2,310        Charter One Financial, Inc. .......................        65,974
    600+       Net.B@nk, Inc. ....................................         5,166
                                                                        --------
                                                                         137,440
                                                                        --------

               TOTAL COMMON STOCK
                 (Cost $1,545,364)................................     1,589,696
                                                                      ----------

               SHORT TERM INVESTMENTS - 0.07%
  1,077        Firstar Treasury Fund
                   (Cost $1,077)..................................         1,077
                                                                      ----------

               TOTAL INVESTMENTS
               (Cost $1,546,441)..........................  97.74%     1,590,773
               Other assets less liabilities..............   2.26%        36,783
                                                           -------    ----------
               TOTAL NET ASSETS........................... 100.00%    $1,627,556
                                                           =======    ==========



        +    Denotes non-income producing security.
       ADR - American Depositary Receipt.


                       See Notes to Financial Statements



                        IMPERIAL FINANCIAL SERVICES FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               February 28, 2001


ASSETS:
      Investments in securities, at value
       (cost $1,546,441)(Note 2) .............................      $ 1,590,773
      Receivable for securities sold .........................           45,571
      Dividends and interest receivable ......................              742
      Receivable for fund shares sold ........................           11,692
      Due from adviser(Note 3) ...............................           24,889
      Prepaid expenses .......................................            2,043
                                                                    -----------
      Total assets ...........................................        1,675,710
                                                                    -----------

LIABILITIES:
      Payable for fund shares repurchased ....................            9,627
      Accrued distribution fee(Note 3) .......................           10,938
      Accrued director fees ..................................            5,875
      Other accrued expenses .................................           21,714
                                                                    -----------
      Total liabilities ......................................           48,154
                                                                    -----------

      Net Assets .............................................      $ 1,627,556
                                                                    ===========

NET ASSETS CONSIST OF:
      Common stock ...........................................      $       174
      Paid in capital ........................................        1,688,395
      Accumulated net realized gain (loss) from
        investment transactions ..............................         (105,345)
      Net unrealized appreciation (depreciation)
        on investments .......................................           44,332
                                                                    -----------

      Net Assets .............................................      $ 1,627,556
                                                                    ===========


      Net asset value per share ( $1,627,556/173,806
      shares outstanding) ....................................      $      9.36
                                                                    ===========

      Offering price per share (100/95.25 of $9.36) ..........      $      9.83
                                                                    ===========


                       See Notes to Financial Statements



                        IMPERIAL FINANCIAL SERVICES FUND
                             STATEMENT OF OPERATIONS
                      For the Year Ended February 28, 2001


INVESTMENT INCOME:
      Dividends ..................................................    $  16,156
      Interest ...................................................        2,031
                                                                      ---------
        Total investment income ..................................       18,187
                                                                      ---------

EXPENSES:
      Advisory fees (Note 3) .....................................       14,936
      Distribution fees (Note 3) .................................        7,468
      Administration fees (Note 3) ...............................       24,066
      Transfer agent fees (Note 3) ...............................       18,744
      Director's fees ............................................        4,875
      Audit fees .................................................       11,760
      Insurance ..................................................        3,665
      Custody fees ...............................................        4,970
      Legal fees .................................................        3,998
      Registration & filing fees .................................        2,931
      Printing & postage .........................................        1,827
      Other expenses .............................................        3,464
                                                                      ---------
      Total expenses .............................................      102,704

      Less:
        Advisory fees waived (Note 3) ............................      (14,936)
        Expenses reimbursed (Note 3) .............................      (46,691)
                                                                      ---------
      Net expenses ...............................................       41,077
                                                                      ---------
      Net investment income (loss) ...............................      (22,890)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS: (Note 2)
      Net realized gain (loss) on investment transactions ........      (90,310)
      Net change in unrealized appreciation (depreciation)
        on investments ...........................................      203,869
                                                                      ---------
      Net realized and unrealized gain (loss) on investments .....      113,559
                                                                      ---------

      Net increase (decrease) in net assets resulting
        from operations ..........................................    $  90,669
                                                                      =========


                       See Notes to Financial Statements



                        IMPERIAL FINANCIAL SERVICES FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                            For the             For the
                                                           year ended          year ended
                                                       February 28, 2001   February 29, 2000
                                                       -----------------   -----------------
OPERATIONS:
      Net investment income (loss) ........................   $   (22,890)   $    (8,984)
      Net realized gain (loss) from investment transactions       (90,310)       (15,035)
      Net change in unrealized appreciation (depreciation)
        on investments ....................................       203,869       (159,537)
                                                              -----------    -----------
      Net increase (decrease) in net assets
        resulting from operations .........................        90,669       (183,556)
                                                              -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income ................             0              0
      Distributions from net realized gains on investments              0              0

FUND SHARE TRANSACTIONS:
      Proceeds from shares sold ...........................       553,117      1,148,971
      Dividends reinvested ................................             0              0
      Payment for shares redeemed .........................       (70,424)       (11,221)
                                                              -----------    -----------
      Net increase (decrease) in net assets
        from fund share transactions ......................       482,693      1,137,750
                                                              -----------    -----------

      Net increase (decrease) in net assets ...............       573,362        954,194

NET ASSETS:
      Beginning of Period .................................     1,054,194        100,000
                                                              -----------    -----------

      End of Period .......................................   $ 1,627,556    $ 1,054,194
                                                              ===========    ===========


                       See Notes to Financial Statements






                        IMPERIAL FINANCIAL SERVICES FUND
                              FINANCIAL HIGHLIGHTS
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           For the             For the
                                                          year ended         year ended
                                                      February 28, 2001   February 29, 2000
                                                     ------------------   -----------------

Net asset value, beginning of period .................   $    8.46           $   10.00
                                                         ---------           ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................       (0.15)              (0.11)
Net realized and unrealized gain (loss) on investments        1.05               (1.43)
                                                         ---------           ---------
Total from investment operations .....................        0.90               (1.54)
                                                         ---------           ---------

LESS DISTRIBUTIONS:
Dividends from net investment income .................        0.00                0.00
Distributions from net realized gains ................        0.00                0.00
                                                         ---------           ---------
Total dividends and distributions ....................        0.00                0.00
                                                         ---------           ---------

Net asset value, end of period .......................   $    9.36           $    8.46
                                                         =========           =========

Total return* ........................................       10.64%             (15.40%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .............   $   1,628           $   1,054
Ratio of expenses to average
     net assets, net of reimbursement ................        2.75%               2.75%
Ratio of expenses to average
     net assets, before reimbursement ................        6.88%              11.75%
Ratio of net investment income (loss) to average
     net assets, net of reimbursement ................       (1.53%)             (1.17%)
Ratio of net investment income (loss) to average
     net assets, before reimbursement ................       (5.66%)            (10.17%)
Portfolio turnover rate ..............................       47.49%               8.79%




* The return does not include the effect of the Fund's sales charge.


                       See Notes to Financial Statements

                        IMPERIAL FINANCIAL SERVICES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 2001



NOTE 1.  ORGANIZATION
           Imperial Financial Services Fund (the "Fund"), formerly Imperial BankFund, is a series of Questar Funds, Inc. (the "Company"), organized as a Maryland Corporation, incorporated on February 13, 1998, and registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation with income as a secondary objective by investing in a portfolio consisting primarily of equity securities of regional banks, lending institutions and financial services companies. The Fund commenced operations on March 1, 1999.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
           The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

     E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS The Fund has an investment advisory agreement with Retirement
  Planning Company of New England, Inc. (the "Adviser"). Under this agreement, the Adviser provides the Fund with investment advice and supervises the Fund's management and investment programs for which the Fund pays a monthly advisory fee equal, to 1.00% of its average daily net assets. The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's total annual operating expense ratio exceeds 2.75%. For the year ended February 28, 2001, the Adviser waived its investment advisory fee of $14,936 and reimbursed $46,691 to the Fund for expenses.

                        IMPERIAL FINANCIAL SERVICES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 2001
                                   (CONTINUED)



  NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS, CONTINUED
           The Fund has an administration agreement with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's President is also an officer. Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For the services rendered to the Fund by ADS, the Fund pays a monthly fee equal to an annual average rate based upon assets and the number of shareholder accounts serviced, subject to a monthly minimum of $3,308. The Fund also reimburses the Administrator for any out-of-pocket expenses. For the year ended February 28, 2001, ADS earned $42,810 for administrative, transfer agency, and fund accounting services.

           The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. AmeriMutual Funds Distributors, Inc. (the "Distributor"), of which the Fund's president is also an officer, serves as the Fund's distributor. Pursuant to the Plan, the Distributor will provide marketing and promotional support to the Fund, shareholder servicing and maintenance of shareholder accounts and make payments to broker/dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders. For its services, the Distributor receives a fee calculated at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended February 28, 2001, the Fund incurred distribution expenses of $7,468. The Distributor also received $417 as its portion of the sales charge on sales of shares of the Fund during that same period of time.


  NOTE 4. CAPITAL SHARE TRANSACTIONS
           At February 28, 2001, there were 1 million shares of $.001 par value capital shares authorized and total par value and paid in capital aggregated $1,688,569.

           Transactions in capital shares were as follows:

                                              FOR THE YEAR                  FOR THE YEAR
                                                 ENDED                         ENDED
                                            FEBRUARY 28, 2001            FEBRUARY 29, 2000
                                        SHARES         AMOUNT          SHARES        AMOUNT
--------------------------------------------------------------------------------------------
Shares sold .....................        56,051    $   553,117        115,943    $ 1,148,971
Shares issued for reinvestment of
 dividends and distributions
 from realized gains ............             0              0              0              0
Shares redeemed .................        (6,900)       (70,424)        (1,288)       (11,221)
                                    -----------    -----------    -----------    -----------

Net increase ....................        49,151    $   482,693        114,655    $ 1,137,750
                                    ===========    ===========    ===========    ===========


  NOTE 5.  INVESTMENTS
                     During the year ended February 28, 2001, purchases and sales of investment securities, excluding short-term securities, aggregated $1,164,830 and $687,291, respectively. The gross unrealized appreciation for all securities totaled $273,475 and the gross unrealized depreciation for all securities totaled $229,143, or a net unrealized appreciation of $44,332. The aggregate cost of securities for federal income tax purposes at February 28, 2001 was $1,546,441.

                        IMPERIAL FINANCIAL SERVICES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 2001
                                   (CONTINUED)


  NOTE 6. RECLASSIFICATIONS
           In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of February 28, 2001 a permanent book/tax difference of ($22,890) has been recorded from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.


  NOTE 7. CAPITAL LOSS CARRYOVERS
           At February 28, 2001, the Fund had a net capital loss carryover of approximately $105,345 which begins to expire in 2008.

                               INVESTMENT ADVISOR
                Retirement Planning Company of New England, Inc.
                               One Richmond Square
                         Providence, Rhode Island 02906

                                  LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                  ADMINISTRATOR
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                   DISTRIBUTOR
                      AmeriMutual Funds Distributors, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                          TRANSFER AGENT (ALL PURCHASE
                            AND REDEMPTION REQUESTS)
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                    CUSTODIAN
                                Firstar Bank N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202






   This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.